Schedule of Investments
November 30, 2020
(Unaudited)
	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–100.02%
U.S. Treasury Inflation — Indexed Notes–100.02%(a)
U.S. Treasury Inflation - Indexed Notes	0.12%	01/15/2022		$36,554	$ 37,073,527
U.S. Treasury Inflation - Indexed Notes	0.12%	04/15/2022		36,139	36,723,041
U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2022		35,244	36,129,822
U.S. Treasury Inflation - Indexed Notes	0.13%	01/15/2023		35,081	36,141,555
U.S. Treasury Inflation - Indexed Notes	0.62%	04/15/2023		37,377	39,045,792
U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2023		35,106	36,850,268
U.S. Treasury Inflation - Indexed Notes	0.62%	01/15/2024		34,831	36,995,956
U.S. Treasury Inflation - Indexed Notes	0.50%	04/15/2024		25,433	26,976,421
U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2024		34,304	36,297,357
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2024		27,035	28,644,297
U.S. Treasury Inflation - Indexed Notes	2.37%	01/15/2025		29,540	34,160,233
U.S. Treasury Inflation - Indexed Notes	0.25%	01/15/2025		34,216	36,463,983
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2025		27,438	29,143,617
U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2025		34,506	37,408,809
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2025		12,679	13,612,391
TOTAL INVESTMENTS IN SECURITIES–100.02% (Cost $482,895,145)					501,667,069
OTHER ASSETS LESS LIABILITIES–(0.02)%					(80,973)
NET ASSETS–100.00%					$501,586,096
Notes to Schedule of Investments:
(a)	Principal amount of security and interest payments are adjusted for inflation.
Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended November 30, 2020.
	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value November 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$20,429,674	$(20,429,674)	$-	$-	$-	$91
Invesco Liquid Assets Portfolio, Institutional Class	-	14,786,571	(14,786,579)	-	8	-	359
Invesco Treasury Portfolio, Institutional Class	-	23,348,199	(23,348,199)	-	-	-	76
Total	$-	$58,564,444	$(58,564,452)	$-	$8	$-	$526
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Short Duration Inflation Protected Fund

Notes to Quarterly Schedule of Portfolio Holdings
November 30, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of November 30, 2020, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 2—Coronavirus (COVID-19) Pandemic
During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.
Invesco Short Duration Inflation Protected Fund